Exhibit 24
POWER OF ATTORNEY
The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Patrick D. Linehan, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2009, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2009.

/s/ Mogens C. Bay

Mogens C. Bay

POWER OF ATTORNEY
The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Patrick D. Linehan, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2009, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2009.

/s/ Stephen G. Butler

Stephen G. Butler

POWER OF ATTORNEY
The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Patrick D. Linehan, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2009, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2009.

/s/ Steven F. Goldstone

Steven F. Goldstone

POWER OF ATTORNEY
The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Patrick D. Linehan, and Colleen R. Batcheler as her Attorney-in-Fact in her name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2009, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2009.

/s/ Joie A. Gregor

Joie A. Gregor

POWER OF ATTORNEY
The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Patrick D. Linehan, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2009, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2009.

/s/ Rajive Johri

Rajive Johri

POWER OF ATTORNEY
The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Patrick D. Linehan, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2009, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2009.

/s/ W.G. Jurgensen

W.G. Jurgensen

POWER OF ATTORNEY
The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Patrick D. Linehan, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2009, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2009.

/s/ Richard H. Lenny

Richard H. Lenny

POWER OF ATTORNEY
The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Patrick D. Linehan, and Colleen R. Batcheler as her Attorney-in-Fact in her name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2009, together with any and all subsequent amendments thereof, in her capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2009.

/s/ Ruth Ann Marshall

Ruth Ann Marshall

POWER OF ATTORNEY
The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Patrick D. Linehan, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2009, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2009.

/s/ Gary M. Rodkin

Gary M. Rodkin

POWER OF ATTORNEY
The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Patrick D. Linehan, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2009, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2009.

/s/ Andrew J. Schindler

Andrew J. Schindler

POWER OF ATTORNEY
The undersigned Director of ConAgra Foods, Inc., a Delaware corporation, hereby constitutes and appoints each of John F. Gehring, Patrick D. Linehan, and Colleen R. Batcheler as his Attorney-in-Fact in his name, place and stead, to execute ConAgra Foods’ Annual Report on Form 10-K for the fiscal year ended May 31, 2009, together with any and all subsequent amendments thereof, in his capacity as a Director and hereby ratifies all that any one or more of said Attorneys-in-Fact may do by virtue thereof.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 16th day of July, 2009.

/s/ Kenneth E. Stinson

Kenneth E. Stinson